Exhibit 99.1
                          LEASE INVESTMENT FLIGHT TRUST
                        ASSET BACKED NOTES, SERIES 2001-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                              15th of each month
Convention                                Modified Following Business Day

Current Payment Date                            April 15, 2002
Current Calculation Date                        April 9, 2002


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1. Account Activity Summary between Calculation Dates
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
                                                         Prior                                                            Balance on
                                                       Balance                Deposits            Withdrawals       Calculation Date

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
Expense Account                                   5,023,053.58            1,132,210.95          (1,665,126.78)         4,490,137.75
Collection Account                               95,755,251.61           11,380,115.74         (13,010,080.18)        94,125,287.17
Lessee Funded Account                            10,895,547.06              259,018.10                      -         11,154,565.16
Class A Contingent Collateral Account             3,057,898.27                4,654.77                      -          3,062,553.04
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Total                                           114,731,750.52           12,775,999.56         (14,675,206.96)       112,832,543.12
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                           5,023,053.58
Transfer from Collection Account on Previous Payment Date                                                              1,132,210.95
Interim Transfer from (to) Collection Account                                                                                     -
Payments on Previous Payment Date                                                                                       (463,978.37)
Interim Payments                                                                                                      (1,201,148.41)
Other                                                                                                                             -
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Balance on Current Calculation Date                                                                                    4,490,137.75
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                          95,755,251.61
Collections during Period
 - lease rentals                                                                                                      10,007,723.45
 - maintenance reserves                                                                                                  897,491.38
 - other                                                                                                                 316,328.57
 - interest income                                                                                                       158,572.34
Drawings under Credit or Liquidity Enhancement Facilities                                                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                            -
Transfer to Expense Account on Previous Payment Date                                                                  (1,132,210.95)
Net Swap Receipts (Payments) on Previous Payment Date                                                                 (3,664,015.82)
Net Transfers from (to) Lessee Funded Accounts                                                                          (254,828.57)
Aggregate Note Payments on Previous Payment Date                                                                      (7,959,024.84)
Interim Transfer from (to) Expense Account                                                                                        -
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Balance on Current Calculation Date                                                                                   94,125,287.17
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                            (61,500.00)
                                                                                                              ----------------------
Available Collections                                                                                                 94,063,787.17
                                                                                                              ----------------------

                                                            Page 1 of 5
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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                       729,528.00
(ii)       (a)  Class A Interest                                                                                       2,096,948.14
           (b)  Swap Payments other than subordinated swap payments                                                    3,987,542.83
(iii)      Repayment of Senior Eligible Credit Facilities                                                                         -
(iv)       First Collection Account top-up                                                                            33,000,000.00
(v)        Class A Minimum principal payment                                                                                      -
(vi)       Class B Interest                                                                                              629,326.78
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                      -
(viii)     Second Collection account top-up                                                                           20,000,000.00
(ix)       Class B Minimum principal payment                                                                              44,469.53
(x)        Class C Interest                                                                                              724,435.00
(xi)       Repayment of Junior Eligible Credit Facilities                                                                         -
(xii)      Third Collection Account top-up                                                                            19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                      -
(xiv)      Class D Interest                                                                                              284,208.34
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                    -
(xvi)      Fourth Collection Account top-up                                                                           11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                      -
(xviii)    Expense Accrual                                                                                               137,522.24
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                               -
           (b)  Maturity Step-up Interest                                                                                         -
           (c)  Registration Step-up Interest                                                                                     -
(xx)       Class A Scheduled principal                                                                                 1,979,068.83
(xxi)      Class B Scheduled principal                                                                                   278,316.93
(xxii)     Class C Scheduled principal                                                                                            -
(xxiii)    Class D Scheduled principal                                                                                            -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                     -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                     -
(xxvi)     Class A Outstanding Principal Balance                                                                         172,420.55
(xxvii)    Class B Outstanding Principal Balance                                                                                  -
(xxviii)   Class C Outstanding Principal Balance                                                                                  -
(xxix)     Class D Outstanding Principal Balance                                                                                  -
(xxx)      Subordinated Swap Payments                                                                                             -
(xxxi)     Additional Servicing Obligations                                                                                       -
(xxxii)    Remainder to Beneficial Interest                                                                                       -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                          33,000,000.00
Second Collection Account Top-up                                         20,000,000.00
Third Collection Account Top-up                                          19,000,000.00
Fourth Collection Account Top-up                                         11,000,000.00
                                                               ------------------------
  Total Liquidity Reserve Amount                                         83,000,000.00                               (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                              ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                     11,063,787.17
                                                                                                              ----------------------


                                                            Page 2 of 5
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
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4. Payments on the Notes by Subclass
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

                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
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
Applicable LIBOR                                                              1.90000%               1.90000%              1.90000%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.29000%               2.33000%              2.33000%
Actual Number of Days                                                               31                     31                    31
Interest Amount Paid                                                        788,777.78             521,661.11            786,509.25
Additional Interest Paid                                                             -                      -                     -
Maturity Step-up Interest Amount Paid                                                -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         788,777.78             521,661.11            786,509.25
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Expected Final Payment Date                                              July 15, 2003          July 15, 2004       August 15, 2010
Excess Amortization Date                                                 July 15, 2003          July 15, 2004         July 15, 2001

Original Balance                                                        400,000,000.00         260,000,000.00        425,000,000.00
Opening Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        392,002,394.75
Total Principal Distribution Amount                                                  -                      -          2,151,489.38
Redemption Amount:
  Amount allocable to principal                                                      -                      -                     -
  Amount allocable to premium                                                        -                      -                     -
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Closing Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        389,850,905.37
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes (Continued)                                                B-1                    C-1                   D-1
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Applicable LIBOR                                                              1.90000%               1.90000%              1.90000%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      3.02000%               4.02000%              3.90000%
Number of Days                                                                      31                     31                    31
Interest Amount Payable                                                     151,355.56             238,855.00            117,541.67
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         151,355.56             238,855.00            117,541.67
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Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         60,000,000.00          69,000,000.00         35,000,000.00
Opening Outstanding Principal Balance                                    58,201,240.90          69,000,000.00         35,000,000.00
Total Principal Distribution Amount                                         135,434.87                      -                     -
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
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Closing Outstanding Principal Balance                                    58,065,806.03          69,000,000.00         35,000,000.00
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

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4. Payments on the Notes by Subclass (Continued)
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
                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
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
Applicable Interest Rate                                                      7.12400%               8.09300%              8.00000%
Number of Days                                                                      30                     30                    30
Interest Amount Payable                                                     477,971.22             485,580.00            166,666.67
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         477,971.22             485,580.00            166,666.67
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Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         83,000,000.00          72,000,000.00         25,000,000.00
Opening Outstanding Principal Balance                                    80,511,716.58          72,000,000.00         25,000,000.00
Total Principal Distribution Amount                                         187,351.59                      -                     -
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
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Closing Outstanding Principal Balance                                    80,324,364.99          72,000,000.00         25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                         May 15, 2002
Next Calculation Date                                                      May 9, 2002
Reference Date                                                          April 11, 2002

                                                                              Subclass               Subclass              Subclass
                                                                                   A-1                    A-2                   A-3
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Applicable LIBOR                                                              1.86000%               1.86000%              1.86000%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.25000%               2.29000%              2.29000%

                                                                              Subclass               Subclass              Subclass
                                                                                   B-1                    C-1                   D-1
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Applicable LIBOR                                                              1.86000%               1.86000%              1.86000%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      2.98000%               3.98000%              3.86000%

                                                            Page 4 of 5


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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
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Opening Outstanding Principal Balance                                       100,000.00             100,000.00             92,235.86
Total Principal Payments                                                             -                      -                506.24
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Closing Outstanding Principal Balance                                       100,000.00             100,000.00             91,729.62

Total Interest                                                                  197.19                 200.64                185.06
Total Premium                                                                        -                      -                     -
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            B-1                    C-1                   D-1
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Opening Outstanding Principal Balance                                        97,002.07             100,000.00            100,000.00
Total Principal Payments                                                        225.73                      -                     -
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Closing Outstanding Principal Balance                                        96,776.34             100,000.00            100,000.00

Total Interest                                                                  252.26                 346.17                335.83
Total Premium                                                                        -                      -                     -
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                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
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Opening Outstanding Principal Balance                                        97,002.07             100,000.00            100,000.00
Total Principal Payments                                                        225.73                      -                     -
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Closing Outstanding Principal Balance                                        96,776.34             100,000.00            100,000.00

Total Interest                                                                  575.87                 674.42                666.67
Total Premium                                                                        -                      -                     -
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


                                                            Page 5 of 5